                                 PROMISSORY NOTE

--------------------------------------------------------------------------------------------------------------------------
     Principal       Loan Date       Maturity       Loan No.       Call       Collateral   Account     Officer   Initials
     $395,000.00     01-27-1998      01-27-1999     012798                                 1735053866    B91
--------------------------------------------------------------------------------------------------------------------------

     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: Austins Steak & Saloon, Inc.  LENDER:  U.S. Bank National Association
          6940 "O" Street, Suite 334             d/b/a First Bank N.A.
          Lincoln, NE 68510                      1700 Farnam Street
                                                 Omaha, NE 68102

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PRINCIPAL AMOUNT:     INITIAL RATE:      DATE OF NOTE:
$395,000.00           8.500%             JANUARY 27, 1998

PROMISE TO PAY. AUSTINS STEAK & SALOON, INC. ("BORROWER") PROMISES TO PAY TO U.S. BANK NATIONAL ASSOCIATION D/B/A FIRST BANK N.A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE HUNDRED NINETY FIVE THOUSAND & 00/100 DOLLARS ($395,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JANUARY 27, 1998 UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PRINCIPAL PAYMENT OF $395,000.00 PLUS INTEREST ON JANUARY 27, 1999. THIS PAYMENT DUE JANUARY 27, 1999, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING FEBRUARY 27, 1999, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from the time to time based on changes in an index which is the First Bank National Association Reference Rate (the "Index"). The Index is not necessarily the lowest rate charged by the Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notifying the Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 8.500.% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 8.500% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against

Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen
(15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on the Note to 3.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF NEBRASKA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF DOUGLAS COUNTY, THE STATE OF NEBRASKA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by Deed of Trust dated 1/27/97 and Commercial Pledge Agreement from Jane S. Schorr dated 11/3/97.

PURPOSE OF LOAN. Business.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who sings this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Austins Steak & Saloon, Inc.

By:   /s/ Paul C. Schorr                      By: /s/ Tim Griggs
   --------------------------------------        ------------------------------
   Paul C. Schorr III, President/Chairman        Tim Griggs, Vice President

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Variable Rate, Single Pay.  LASER PRO. Reg. U.S. Pat. & T.M. Off.,
                            Ver. 3.24(e). CFI ProServices, Inc. All
                            rights reserved. (NE-D20 F3.24a 004812.LN C10.OVL)

                            NOTICE OF FINAL AGREEMENT

-------------------------------------------------------------------------------------------------------
 Principal   Loan Date    Maturity    Loan No.    Call    Collateral      Account     Office   Initials
-----------  -----------  ----------  ----------  ------  ------------  ------------  --------  --------

$395,000.00  01-27-1998   01-27-1999    012798                           1735053866     B91
-------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------



Borrower: Austins Steak and            Lender: U.S. Bank National Association
            Saloon, Inc.                         d/b/a First Bank N.A.
          6940 "O" Street, Suite 334           1700 Farnam Street
          Lincoln, NE 68510                    Omaha, NE 68102
------------------------------------------------------------------------------
------------------------------------------------------------------------------


------------------------------------------------------------------------------

NOTICE - WRITTEN AGREEMENTS. A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking or offer to forbear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit must be in writing to be effective.

------------------------------------------------------------------------------

By signing this document each Party represents and agrees that: (a) The written Loan Agreement represents the final agreement between the Parties.
(b) There are no unwritten oral agreements between the Parties, and (c) The written Loan Agreement may not be contradicted by evidence of any prior, contemporaneous, or subsequent oral agreements or understandings of the Parties.

As used in this Notice, the following terms have the following meanings:

  LOAN. The term "Loan" means the following described loan: a Variable Rate (at First Bank National Association Reference Rate, making an initial rate of 8.500%). Nondisclosable Single Pay Line of Credit Loan to a Corporation for $395,000.00 due on January 27, 1999. This is a secured renewal loan.

  PARTIES. The term "Parties" means U.S. Bank National Association d/b/a First Bank N.A. and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

    Borrower:   Austins Steak and Saloon, Inc.
    Guarantor:  The Schorr Family Company, Inc.

  LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                NECESSARY FORMS

    Promissory Note / Change in Terms Agr.              Commercial Guaranty
    Disbursement Request and Authorization              Notice of Final Agreement

                                 OPTIONAL FORMS

  Amortization Schedule

------------------------------------------------------------------------------
Each party who signs below, other than U.S. Bank National Association d/b/a First Bank N.A., acknowledges, represents, and warrants to U.S.
Bank National Association d/b/a First Bank N.A. that it has received, read and understood this Notice of Final Agreement. This Notice is dated January 27, 1998.

BORROWER:

Austins Steak and Saloon, Inc.

By: /s/ Paul C. Schorr                  By: /s/ Tim Griggs
    ---------------------------------       -----------------------------------
    Paul C. Schorr III,                     Tim Griggs, Vice President
           President/Chairman


GUARANTOR:

The Schorr Family Company, Inc.

By: /s/ Paul C. Schorr III,
    -----------------------------------
    Paul C. Schorr III, President



LENDER:

U.S. Bank National Association d/b/a First Bank N.A.

By: [ILLEGIBLE]        AVP
    ----------------------------------
    Authorized Officer

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LASER PRO. Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1998 CFLProServies, Inc. All rights reserved. (NE-121 004812.LN C10.OVL)